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                                    NUTRACEA

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               Filed by NutraCea pursuant to Rule 14a-12 under the
                  Securities Exchange Act of 1934, as amended.

                                  PRESS RELEASE

         NUTRACEA BEGINS IMPLEMENTATION OF INTERNATIONAL BUSINESS MODEL

          COMPANY TO FORM STRATEGIC ALLIANCES WITH GOVERNMENTS AND RICE MILLS FOR DEPLOYMENT OF PROPRIETARY RICE STABILIZATION TECHNOLOGY


FOR IMMEDIATE RELEASE
---------------------
EL DORADO HILLS, CA. JUNE 16, 2005-NutraCea (OTC BB: NTRZ) a leading researcher and developer of proprietary stabilized rice bran formulations, announced today that they have begun an initiative to penetrate global markets by forming strategic alliances with foreign governments of rice producing countries as well as rice mills to facilitate the deployment of the Company's stabilization technology, which will convert the world's largest wasted food resource, rice bran, into food products that can virtually feed millions of malnourished women and children for pennies a day.

"An aggressive plan is underway to build relationships with governments and owners of large rice mills that share in the vision to create a new industry and further their own economic development and stability. Equally important, these programs would help provide a long term solution for food security for these countries as well a dynamic revenue stream for NutraCea," stated Brad Edson.

According to the Company, negotiations are currently in progress at the highest level with several countries to embrace this technology. These countries have demonstrated an interest to enter into binding agreements, which would allow for the build out of plants adjacent to the rice mills. These potential agreements are examples of how rice bran, the largest underutilized food resource on earth, can be transformed into several different highly nutritious value-added food products to combat world hunger. These products have already been demonstrated to greatly improve the nutritional status of children in several Central American countries.

"We see an enormous potential to pursue rapid deployment of our global strategic marketing development. We met with the Ambassadors of several rice producing nations and government organizations that are eager to move forward on our business proposal. From the inception of NutraCea(R), its Founder's vision was to positively impact world hunger, and we are still firmly committed to that endeavor. NutraCea plans to execute on the success of previous feeding programs and studies, which unequivocally demonstrated the value of their RiSolubles(R) in feeding programs in children throughout Central America," stated Edson.

NutraCea believes that successfully completing the proposed merger with The RiceX Company would better position NutraCea to pursue its plan of global expansion. The combined companies would be able to offer to prospective partners the rice stabilization technologies and expertise of both NutraCea and RiceX, which would enhance and expand the value of services that NutraCea could provide.

ABOUT NUTRACEA(R)

NutraCea is a leader in stabilized rice bran nutrient research and dietary supplement development. The Company has developed intellectual property to create a range of proprietary product formulations, delivery systems and whole food nutrition products. NutraCea's proprietary technology enables the creation of food and nutrition products from rice bran, normally a waste by-product of standard rice processing. In addition to its whole foods products, NutraCea develops families of health-promoting "nutraceuticals," including natural arthritic relief and cholesterol-lowering products, and all-natural "cosmeceutical" beauty aids. More information can be found in the company's filings with the SEC and you can visit the NutraCea web site http://www.NutraCea.com.


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FORWARD LOOKING STATEMENTS

This release contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, acceptance of our products and technologies by foreign governments, the successful acquisition and integration of The RiceX Company, product demand and market acceptance, the impact of the competitive products and pricing, new product development, reliance on key strategic alliances, availability of materials, the regulatory environment, and other risks detailed from time to time in the company's filings with the Securities and Exchange Commission. These statements are made based upon current expectations that are subject to risk and uncertainty. The Company does not undertake to update forward-looking statements in this news release to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking information. Assumptions and other information that could cause results to differ from those set forth in the forward-looking information can be found in the Company's filings with the Securities and Exchange Commission, including the company's most recent periodic report.

ADDITIONAL INFORMATION
----------------------

NutraCea intends to file a proxy statement in connection with the proposed merger transaction with RiceX. Investors and shareholders are urged to read the proxy statement when it becomes available because it will contain important information about the merger transaction. Investors and shareholders may obtain free copies of the proxy statement and other relevant documents (when they become available) and other documents filed with the Securities and Exchange Commission at the Securities and Exchange Commission's web site at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the Securities and Exchange Commission by NutraCea by contacting Investor Relations at 916-933-7000.

NutraCea and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of NutraCea in connection with the merger. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the proxy statement of NutraCea as described above. Additional information regarding the directors and executive officers of NutraCea is also included in NutraCea annual report on Form 10-KSB for the year ended December 31, 2004, filed with the Securities and Exchange Commission on March 31, 2005. This document is available free of charge at the Securities and Exchange Commission's web site at www.sec.gov and from NutraCea by contacting Investor Relations at 916-933-7000.

     PUBLIC RELATIONS CONTACT:
     MARGIE ADELMAN
     SENIOR V.P. NUTRACEA
     916-933-7000 EXT. 646

     INVESTOR RELATIONS CONTACT:
     WOLFE AXELROD WEINBERGER ASSOCIATES, LLC
     STEPHEN D. AXELROD, CFA
     212-370-4500